UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 14, 2016

Date of Report (Date of earliest event reported)

OVERSEAS SHIPHOLDING GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

New York, New York  10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

Overseas Shipholding Group, Inc. (the “Company”) has recast certain information originally included in Item 6. Selected Financial Data, Item 8. Financial Statements and Supplementary Data and Schedule I - Condensed Financial Information of Parent Company as listed in Item 15. Exhibits, Financial Statement Schedules included in its Annual Report on Form 10-K for the year ended December 31, 2015 (the “Form 10-K”) that was filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2016, to reflect (i) the Company’s retrospective application of Financial Accounting Standards Board Accounting Standards Update No. 2015-03, Simplifying the Presentation of Debt Issuance Costs (Accounting Standards Codification 835), which was adopted by the Company in the quarter ended March 31, 2016, and (ii) the retrospective presentation of the earnings per share impacts of the one (1) for six (6) reverse stock split the Company effected on June 13, 2016. The recast financial statements and selected financial data are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company has also recast certain information originally included in the condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 (the “Form 10-Q”), that was filed with the SEC on May 10, 2016, to reflect the retrospective presentation of the earnings per share impacts of the reverse split described above. The recast condensed consolidated financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference.

There have been no revisions or updates to any sections originally included in the Form 10-K or the Form 10-Q other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the Form 10-K and the Form 10-Q. The information contained in this Current Report on Form 8-K is not an amendment to, or restatement of, the Form 10-K or the Form 10-Q.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm of the Registrant.
99.1	Recast Item 6. Selected Financial Data, Item 8. Financial Statements and Supplementary Data and Schedule I - Condensed Financial Information of Parent Company as listed in Item 15. Exhibits, Financial Statement Schedules from Overseas Shipholding Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015.
99.2	Recast condensed consolidated financial statements and the notes to the condensed consolidated financial statements from Overseas Shipholding Group, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: July 14, 2016	By	/s/ James D. Small III
Name: James D. Small III Title: Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm of the Registrant.
99.1	Recast Item 6. Selected Financial Data, Item 8. Financial Statements and Supplementary Data and Schedule I - Condensed Financial Information of Parent Company as listed in Item 15. Exhibits, Financial Statement Schedules from Overseas Shipholding Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015.
99.2	Recast condensed consolidated financial statements and the notes to the condensed consolidated financial statements from Overseas Shipholding Group, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase